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                                                                   EXHIBIT 10iii


                                  AMENDMENT TO
                        GREAT LAKES CHEMICAL CORPORATION
                            SUPPLEMENTAL SAVINGS PLAN


                  The Great Lakes Chemical Corporation Supplemental Savings Plan (the "Plan") is hereby amended, effective as of January 1, 2000, as set forth below.

                  Any term which is not defined below shall have the meaning set forth in the Plan.

                  1. Clause (b) of the first sentence of the first paragraph of
Section 2.1 of the Plan is hereby amended and restated to read as follows:

         (b) whose annual base rate of earnings in a Plan Year ending after January 1, 2000 is at least $85,000 and

                  2. The first sentence of the second paragraph of Section 2.1 of the Plan is hereby amended and restated to read as follows:

         Notwithstanding the foregoing provisions of this Section 2.1 and the provisions of Section 3.1, an individual who is employed by the Company on or after January 1, 2000 and whose annual base rate of earnings in a Plan Year ending after January 1, 2000 is at least $85,000 may participate in the Plan although he has not satisfied all the conditions set forth above.



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                  IN WITNESS WHEREOF, Great Lakes Chemical Corporation has
caused this Amendment to be executed by a duly authorized officer of the Company as of the day and year first above written.


                        GREAT LAKES CHEMICAL CORPORATION

                        By: /s/ R.J. Kinsley
                           ---------------------------------------------
                            11/29/99
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